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                               OPTIMUM FUND TRUST

                            OPTIMUM FIXED INCOME FUND

                            SUPPLEMENT TO THE FUND'S
                         PROSPECTUS DATED AUGUST 1, 2003


     As set forth in the May 5, 2004, Supplement to the Prospectus, one of the Fund's subadvisors, Delaware International Advisers Ltd. ("DIAL"), is being acquired by a venture comprised of certain members of DIAL's management and a private equity firm, Hellman & Friedman, LLC. This transaction is expected to close late in the third quarter or early in the fourth quarter of this year (the "Closing"). Under applicable law, DIAL's Sub-Advisory Agreement for the Fund (the "Agreement") will automatically terminate as of the Closing. Delaware Management Company ("DMC") has informed the Board of Trustees of the Trust that it will not seek to continue the Agreement with DIAL after the Closing and, if deemed appropriate, may terminate the Agreement prior to the Closing. The Board was informed that upon the termination of the Agreement, DMC would assume responsibility for the day-to-day management of the assets formerly managed by DIAL.




THIS SUPPLEMENT IS DATED JUNE 24, 2004.